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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):           August 15, 2000



                       Medicis Pharmaceutical Corporation
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               (Exact name of Registrant as Specified in Charter)



        DELAWARE                        0-18443                 52-1574808
(State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)




        8125 North Hayden Road
         Scottsdale, Arizona                                       85258
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code           (602) 808-8800


       4343 East Camelback Road
         Phoenix, Arizona                                           85018
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

On August 15, 2000, the Registrant entered into a Development, Commercialization and License Agreement and Supply Agreement, pursuant to which Registrant agreed to enter into a strategic alliance with Corixa Corporation ("Corixa") regarding Corixa's psoriasis immunotherapeutic product, PVAC(TM) treatment, upon the satisfaction of certain closing conditions. A description of the proposed transaction is contained in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         A.       EXHIBITS

                  The following exhibits are filed as part of this report.
                       99.1 - Press release dated August 15, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Medicis Pharmaceutical Corporation

                                     /S/ MARK A. PRYGOCKI, SR.
                                     -----------------------------------------
                                     Mark A. Prygocki, Sr.
                                     Chief Financial Officer

Date:    August 15, 2000
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                                  EXHIBIT INDEX

Exhibit Number    Description
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
   99.1           Press Release dated August 15, 2000